Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

For the three months ended March 31, 2021 and 2020, we did not record income tax benefits for net operating losses incurred or for the research and development tax credits generated in each period due to the uncertainty of realizing a benefit from those items.

We have evaluated the positive and negative evidence bearing upon our ability to realize our deferred tax assets, which primarily consist of net operating loss carryforwards and research and development tax credits. We have considered our history of cumulative net losses, estimated future taxable income and prudent and feasible tax planning strategies and have concluded that it is more likely than not that we will not realize the benefits of our deferred tax assets. As a result, as of March 31, 2021 and December 31, 2020, we have recorded a full valuation allowance against our net deferred tax assets.

14. Income Taxes

A reconciliation of our provision for income tax expenses computed at the statutory federal income tax rate to income taxes as reflected in the consolidated financial statements is as follows:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Statutory tax rate	21.0%	21.0%
State tax expense, net of federal benefit	5.7%	4.0%
Executive compensation	(1.1)%	—
Non-deductible fair value adjustment	(0.5)%	(7.5)%
Other non-deductible expenses	—	(0.1)%
Tax credits	2.6%	1.3%
Other	0.2%	—
Valuation allowance	(27.9)%	(18.7)%

Effective tax rate	0.0%	0.0%

Current and Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of our deferred tax assets and liabilities are summarized as follows:

	As of December 31,
(In thousands)	2020	2019
Deferred tax assets
Net operating loss carryforwards	$57,949	$22,086
Operating lease liabilities	8,895	7,697
Tax credits	6,217	1,819
Equity-based compensation	2,983	2,236
Accruals and reserves	2,361	720
Amortization	736	862
Other deferred tax assets	—	33

Total gross deferred tax assets	79,141	35,453
Valuation allowance	(68,970)	(26,447)

Total deferred tax assets	10,171	9,006

Deferred tax liabilities
Depreciation	(1,772)	—
Operating lease assets	(6,592)	(7,014)
Prepaid expenses	(1,809)	(2,020)

Total deferred tax liabilities	(10,173)	(9,034)

Net deferred income tax assets (liabilities)	$(2)	$(28)

We have recorded a valuation allowance against our deferred tax assets in each of the years ended December 31, 2020 and 2019, because we believe that it is more likely than not that these assets will not be realized. The valuation allowance increased by approximately $42.5 million and $24.0 million during the years ended December 31, 2020 and 2019, respectively. The increases were primarily as a result of the increase in our unbenefited net operating loss and tax credits for both periods.

Significant components of deferred income tax assets and liabilities include temporary differences related to net operating loss carryforwards, lease liabilities, stock compensation, and tax credits. Deferred income tax assets in the table above include approximately $213.9 million of federal net operating loss carryforwards, all of which have an indefinite carryforward period. The deferred tax assets also include approximately $206.2 million of state net operating loss carryforwards which begin to expire in 2038 through 2040. The Company also had federal and state research and development tax credits of $5.7 million and $0.7 million, respectively, which expire at various dates through 2040 for federal purposes and 2035 for state purposes. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not conducted an assessment to determine whether there may have been a Section 382 or 383 ownership change.

For financial reporting purposes, loss before income taxes includes $152.2 million and $128.3 million for the years ended December 31, 2020 and 2019, respectively. We have no foreign operations and as such, the pretax loss is generated entirely in the United States.

The income tax (benefit) provision consists of the following:

(In thousands)	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Current tax expense
Federal	$—	$—
State	2	17
Foreign	—	—
Deferred tax expenses
Federal	(26)	28
State	—	—
Foreign	—	—

Income tax (benefit) provision, net	$(24)	$45

As of December 31, 2020 and 2019, we had no unrecognized tax benefits. As of December 31, 2020 and 2019, we had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in our consolidated statements of operations.

We will recognize interest and penalties related to uncertain tax positions in income tax expense. For the years ended December 31, 2020 and 2019, we generated research credits but have not conducted a study to document the qualified activities. This study may result in an adjustment to our research and development credit carryforwards; however, until a study is completed, and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against our research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.

We file income tax returns in the U.S. federal tax jurisdiction and state jurisdictions. Our initial tax return period for U.S. federal income taxes was the 2018 period and we currently remain open to examination under the statute of limitations by the Internal Revenue Service and state jurisdictions for all periods since Inception.